Exhibit 99.1
Piper Sandler & Co. Philly Bank Bonanza June 16, 2022

Legal Disclaimer

CAUTION REGARDING FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that relate to future events or the future performance of the Company. Forward-looking statements are not guarantees of performance or results. These forward-looking statements are based on the current beliefs and expectations of the respective management of the Company and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond their respective control and which may be heightened by the novel coronavirus, or COVID-19 pandemic. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed or implied in these forward-looking statements because of numerous possible uncertainties. Words like "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," and similar expressions, should be considered as identifying forward-looking statements, although other phrasing may be used. Such forward-looking statements involve risks and uncertainties and may not be realized due to a variety of factors. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the reports (such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q) filed by the Company with the Securities and Exchange Commission. You should consider such factors and not place undue reliance on such forward-looking statements. No obligation is undertaken by the Company to update such forward-looking statements to reflect events or circumstances occurring after the issuance of this presentation.

NON-GAAP FINANCIAL MEASURES Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables under the section titled "Non-GAAP Reconciliations." The Company uses non-GAAP financial measures to analyze its performance. Management believes that non-GAAP financial measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company and provide meaningful comparison to its peers. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP.

2

• Citizens & Northern Corporation (“C&N”) is a bank holding company with assets of approximately $2.3 billion at March 31, 2022. It was founded in 1987 and has been listed on the NASDAQ since 2005. C&N’s principal subsidiary is Citizens & Northern Bank (“C&N Bank”). • Headquartered in Wellsboro, PA, C&N Bank has 31 full - service branches and 1 limited production office (LPO). C&N Bank was founded in 1864. • 25 branches in the Northern Tier of PA and Steuben County NY and an LPO dedicated to commercial and other lending services in Elmira, NY • 4 branches in Southeastern PA • In 2019, the Company acquired Monument Bancorp, Inc. ($376m assets) • In 2020, the Company acquired Covenant Financial, Inc. ($608m assets) • 2 branches in Southcentral PA • Trust services and investment and insurance products are offered through C&N’s Wealth Management Group. At March 31, 2022, trust assets under management totaled approximately $1.2 billion. • C&N has a track record of consistently strong earnings performance with diverse revenue sources. • C&N has historically exceeded both regulatory well capitalized minimums and higher internal capital requirements, and the capital plan is projected to continue this trend. • C&N’s common stock trades on the NASDAQ Capital Market Securities under the symbol CZNC. At June 7, 2022, the market capitalization was $379 million. • The closing market price on June 7, 2022 was $24.42, or 13.9X annualized first quarter 2022 earnings and 174% of tangible common book value per share at March 31, 2022. Based on the most recent quarterly dividend of $0.28 per share and the closing market price on June 7, 2022, the annualized dividend yield was 4.59%. C&N Franchise Overview 3

4 Current Strategic Focus Source: Company documents • Target business segments we know and understand • Significant progress establishing relationship model in newer markets • Blending digital with personal/physical access Relationship Banking Model • Beginning to harvest results of recent investments • Continue to implement products and services that complement Fiserv/DNA core and Q2 internet banking platform Digital Transformation • Ongoing Board refreshment, including 2 new members added in 2021 and 1 retirement in 2022; Terry Lehman appointed Chairman in 2021 • Recent hirings of executives in critical positions, Chief Information Officer (2021) and Chief Wealth Management Officer (2022) • Continue focus on development and succession across company lines Leadership, Management and Board Development • Further deployment of strong capital base • Organic growth • Multiple business lines • Opportunistic M&A – Banks and Wealth Growth Strategy • Strategic investing in people, new markets and technology • Sustain solid earnings performance and risk profile • Continue to position the stock to be fairly valued through dividends and share repurchases Shareholder Value

• Cloud Migration • In process of eliminating Bank - operated data centers to de - risk operations and add agility • Consolidation of computing and storage in cloud with Amazon Web Services, Inc. (AWS) is approximately 50% complete • Data & Analytics • Establishing central data warehouse with enhanced data governance practices to transform data into insight - producing asset • Data build - out utilizing Snowflake is essentially complete • Ready to implement analytics tool (Qlik Sense) • Implementing Salesforce CRM with initial focus on enhancing internal (workflow) efficiency followed by roll - out for customer - facing marketing efforts • Integration (Application Programming Interfaces, or APIs) • Focus on integration of applications and making more services available to customers through the mobile/online app • Examples include SmartMoney , Autobooks , Carefull • Organizational Structure Evolving • Technology, Operations and Digital departments are transforming to support agility, customer focus and speed of execution 5 Strategic Technology Initiatives & Digital Transformation

Current Branch Footprint

- CZNC (31)
- CZNC LPO (1)
- County of Operation
- Adjacent County



Ontario
Livingston
Yates
Schuyler
Tompkins
Cattaraugus
Allegany
Steuben
Chemung
Tioga
Warren
McKean
Potter
Tioga
Bradford
Susquehanna
Elk
Cameron
Sullivan
Wyoming
Lycoming
Clinton
Luzerne
Clearfield
Union
Montour
Columbia
Northumberland
Northampton
Hunterdon
Lehigh
Bucks
Dauphin
Berks
Lebanon
Mercer
Montgomery
Cumberland
Lancaster
Chester
Delaware
Burlington
Adams
York

6

Source: FDIC Summary of Deposits; data as of June 30, 2021 7 Strong Presence in Legacy Markets Support Our Continued Expansion into Newer, Higher Growth Markets Total Deposits ($000) As of June 30, 2021 Region C&N Deposits % of Total C&N Deposits Total Market Deposits C&N Market Share Northern Tier 1,392,255 71.19% 8,315,878 16.74% Southeastern PA 563,428 28.81% 45,048,550 1.25% Southcentral PA - 0.00% 26,367,525 0.00% 1,955,683 100.00% 79,731,953 2.45% Northern Tier Stueben County, NY 51,262 2.62% 1,349,353 3.80% Bradford County, PA 470,390 24.05% 1,400,937 33.58% Cameron County, PA 33,373 1.71% 91,847 36.34% Lycoming County, PA 220,477 11.27% 3,025,628 7.29% McKean County, PA 11,722 0.60% 913,810 1.28% Potter County, PA 71,629 3.66% 329,037 21.77% Sullivan County, PA 105,102 5.37% 151,896 69.19% Tioga County, PA 428,300 21.90% 1,053,370 40.66% 1,392,255 71.19% 8,315,878 16.74% Southeastern PA Bucks County 552,382 28.24% 25,678,286 2.15% Chester County 11,046 0.56% 19,370,264 0.06% 563,428 28.81% 45,048,550 1.25% Southcentral PA Lancaster County - - 15,993,009 0.00% York County - - 10,374,516 0.00% - - 26,367,525 0.00% Northern Tier 71% Southeast PA 29%

8 Experienced Management Team Name Position Years of Banking Experience Years with Citizens & Northern J. Bradley Scovill President and CEO 31 7 Mark Hughes Chief Financial Officer 22 22 Matthew Bower 1 Chief Wealth Management Officer 32 0 Alexander Balagour Chief Information Officer 9 1 Shelley D’Haene Chief Digital & Payments Officer 23 23 Stan Dunsmore Chief Credit Officer 38 15 Harold (Hal) Hoose Chief Revenue Officer 32 25 John Reber Chief Risk Officer 30 18 Thomas L. Rudy, Jr. Chief Delivery Officer & Northern Tier Region President 23 23 Blair Rush Southeastern PA Region President 41 2 Tracy Watkins Chief Human Resources Officer 19 19 Total 268 155 • Total Board and Management Ownership of C&N is approximately 3.5%. ¹ Matthew Bower joined C&N in February 2022

9 Summary Statistics March 31, 2022 Total Assets $2,330 Million Net Loans $1,524 Million PPP Loans $12.4 Million Total Deposits $1,961 Million Tangible Common Equity 1 $220.5 Million Tang. Common Equity / Tang. Assets 1 9.69% Tier 1 Ratio 15.20% Total Risk Based Capital 18.23% Allowance for Loan Losses / Total Loans 0.93% Allowance for Loan Losses + Credit Adjustment on Purchased Non - impaired Loans / Total Loans + Credit Adjustment 1.11% NPAs 2 / Assets 0.81% NPAs Excluding PCI Loans / Total Assets 0.64% Annualized Return on Average Assets 1.19% Efficiency Ratio 1 63.83% Earnings Per Share $0.44 Tangible Book Value Per Share 1 $14.03 ¹ See reconciliation of certain GAAP to Non - GAAP reconciliations ² Defined as non - accrual loans + all loans that are 90 days past due + OREO

• First quarter 2022 net income totaled $6.9 million, compared to $7.3 million in the preceding quarter and $8.8 million in the same quarter a year ago. Diluted earnings per share for the first quarter 2022 was $0.44, down from $0.46 per share in the preceding quarter and down from $0.55 in the same quarter a year ago. For the first quarter 2022, the annualized return on average assets was 1.19% and the annualized return on average equity was 9.37%. • Net interest income totaled $20.3 million in the first quarter 2022, up $616,000 over the fourth quarter 2021 and $249,000 over the first quarter 2021. Interest and fees on loans included $1.4 million in the first quarter 2022 from repayments received on purchased credit impaired (PCI) loans in excess of previous carrying amounts. In comparison, income from PCI loan repayments in excess of previous carrying amounts totaled $196,000 in the fourth quarter 2021 with no comparable income in the first quarter 2021. Interest and fees on Paycheck Protection Program (PPP) loans totaled $575,000 in the first quarter 2022, down from $1.6 million in the fourth quarter 2021 and $2.0 million in the first quarter 2021. • The Provision for Loan Losses for the first quarter 2022 was $891k, compared to $1.1 million in the fourth quarter of 2021 and $259k the same quarter a year ago. Net charge - offs totaled $157k in the first quarter 2022 and $291k in the fourth quarter 2021, with net recoveries of $17k in the first quarter 2021. • Total noninterest income of $5.8 million in the first quarter 2022 was down $592k from the fourth quarter 2021 as gains from sales of residential mortgage loans fell $260k and trust revenue dropped $194K. Noninterest income for the first quarter 2022 was down $959k from the first quarter 2021 as revenue from tax credits decreased $756k due to a timing issue and gains from sales of residential mortgage loans dropped $682k. • Total noninterest expense of $16.9 million in the first quarter of 2022 was higher by $860k (5.4%) over the fourth quarter 2021 and $1.2 million (7.5%) over the first quarter 2021. Expense increases include the impact on compensation costs of merit increases and staffing additions related to opening an office in Lancaster, PA as well as additions in IT, human resources and other functions. 10 Q1 2022 Financial Highlights • Total loans receivable decreased to $1.54 billion at March 31, 2022, compared to $1.56 billion at December 31, 2021, and compared to $1.61 billion a year ago. Total loans ex PPP loans decreased slightly to $1.53 billion, compared to $1.54 billion at December 31, 2021, and were up 3.3% from $1.48 billion at March 31, 2021. • Deposits totaled $1.96 billion at March 31, 2022, up from $1.93 billion at December 31, 2021 and up from $1.92 billion at March 31, 2021. • Stockholders’ equity was $276.2 million at March 31, 2022, down from $301.4 million at December 31, 2021. Within stockholders’ equity, the portion of accumulated other comprehensive loss related to available - for - sale debt securities was $20.5 million at March 31, 2022, as compared to accumulated other comprehensive income of $4.9 million at December 31, 2021. The decrease in stockholders’ equity at March 31, 2022 related to accumulated other comprehensive (loss) income from available - for - sale debt securities has been caused by recent, significant increases in interest rates. Accumulated other comprehensive (loss) income is excluded from C&N’s regulatory capital ratios. At March 31, 2022, there were no securities identified with credit - related, other - than - temporary impairment losses. • Consistent with the reduction in stockholders’ equity, tangible book value per common share dropped to $14.03 at March 31, 2022 from $15.58 at December 31, 2021 and tangible common equity/tangible assets fell to 9.69% at March 31, 2022 from 10.81% at December 31, 2021. • In the quarter, C&N paid a cash dividend of $0.28 per share. In April, C&N similarly announced a cash dividend of $0.28 per share, payable May 13, 2022 to shareholders of record on May 2, 2022. • In February 2021, C&N amended its treasury stock repurchase program to authorize repurchase of up to 1 million shares. In the first quarter 2022, 129,867 shares were repurchased. Cumulatively through March 31, 2022, 428,926, or 42.9% of shares authorized have been repurchased for a total cost of $10.6 million at an average price of $24.80 per share. • Trust assets under management by C&N’s Wealth Management Group amounted to $1.19 billion at March 31, 2022, down 3.4% from $1.23 billion at December 31, 2021 and up 4.3% from $1.14 billion at March 31, 2021. Fluctuations in values of assets under management reflect the impact of recent high market volatility. Source: Company documents; Financial data as of March 31, 2022

11 Targeted Balance Sheet Growth Total Assets ($M) Total Deposits ($M) Total Loans and Leases ($M) Total Equity ($M) CAGR¹: 19.9% CAGR¹: 21.8% Actual (Ex. PPP) PPP Loans 1) CAGR calculated from 2018Y to 2022Q1 2) Reference GAAP to Non GAAP reconciliation pages in appendix Source: S&P Global Market Intelligence; Financial data as of March 31, 2022 90% 94% 80% CAGR¹: 21.0% 83% CAGR¹: 10.9% $197 $244 $300 $301 $276 2018Y 2019Y 2020Y 2021Y 2022Q1 $828 $1,182 $1,644 $1,565 $1,538 $1,538 $1,512 $132 $27 $12 $1,526 2018Y 2019Y 2020Y 2021Y 2022Q1 $1,291 $1,654 $2,239 2,330 $2,328 2018Y 2019Y 2020Y 2021Y 2022Q1

12 Strong Historical Profitability Net Income ($M) Efficiency Ratio (%) ROAA (%) Net Interest Margin (%) 1) Annualized 2) Reference GAAP to Non GAAP reconciliation pages in appendix Source: S&P Global Market Intelligence; Financial data as of March 31, 2022 GAAP Non - GAAP Adjusted 2 GAAP Non - GAAP Adjusted 2 $22.0 $19.5 $19.2 $30.6 $27.6 $20.4 $22.8 $26.5 2018Y 2019Y 2020Y 2021Y 2022Q1¹ 1.72 1.27 0.96 1.32 1.19 1.60 1.48 1.32 2018Y 2019Y 2020Y 2021Y 2022Q1¹

13 Diversified Revenue: Meaningful Contribution of Fee Income 1) Financial Data shown on an annualized basis Source: Company documents; Financial data as of March 31, 2022 2018Y 2019Y 2020Y 2021Y 2022Q1 Trust Revenue $5,838 $6,106 $6,321 $7,234 $1,786 Brokerage and Insurance Revenue 1,123 1,433 1,486 1,860 522 Service Charges on Deposit Accounts 5,171 5,358 4,231 4,633 1,235 Interchange Revenue from Debit Card Transactions 2,546 2,754 3,094 3,855 963 Net Gains from Sales of Loans 682 924 5,403 3,428 382 Loan Servicing Fees, Net 347 100 (61) 694 210 Increase in Cash Surrender Value of Life Insurance 394 402 515 573 135 Other Noninterest Income 2,496 2,207 3,355 3,580 588 Total Noninterest Income, Excluding Realized Gains $18,597 $19,284 $24,344 $25,857 $5,821 Total Noninterest Income / Net Revenue (%) 28.35% 25.78% 26.21% 24.64% 22.00% 1 Total Noninterest Income / Average Assets (%) 1.46% 1.25% 1.21% 1.11% 1.00% 1 Dollars in Thousands

• Diversified strategy across lending products and geographies • Relationship based lending strategy with strong credit culture • MRQ yield on loans of 5.01%, or 4.47% excluding PPP and purchase accounting related income • Nonowner - occupied CRE / Tier 1 Capital plus the Allowance is 187% as of March 31, 2022 14 Diversified Lending Strategy & Portfolio Composition 2022Q1 Gross Loans: $1,538M Source: Company documents; Financial data as of March 31, 2022 Breakdown By Geography 2022Q1 Commercial Loans: $960.1M Nonowner - Occupied RE 24% C&I 10% Owner - Occupied RE 14% PPP 1% Residential 36% Other 13% C&D 2% Northern Tier 45% Southeast PA 47% South Central PA 4% Other 4% Nonowner - Occupied RE 38% Owner - Occupied RE 22% Commercial and Industrial 18% Multi - Family Residential 6% Political Subdivisions 9% Commercial Construction 4% Other Commercial 3%

15 Consistent and Well Covered Asset Quality Metrics 1) Reference GAAP to Non - GAAP reconciliation pages in appendix 2) Net charge - offs in 2022Q1 have been annualized for purposes of this ratio. Source: S&P Global Market Intelligence and company documents; Financial data as of March 31, 2022 NPAs / Assets (%) Loan Loss Reserve / Total Loans (%) NCOs 2 / Avg. Loans (%) Loan Loss Provision / NCOs (%) 1.37 0.80 1.10 0.94 0.81 0.78 (Excluding PCIs) 1 0.80 (Excluding PCIs) 1 0.66 (Excluding PCIs) 1 0.64 (Excluding PCIs) 1 2018Y 2019Y 2020Y 2021Y 2022Q1 0.02 0.03 0.17 0.09 0.04 2018Y 2019Y 2020Y 2021Y 2022Q1 1.12 0.83 0.69 0.87 0.93 1.15 (Credit Discount & ex. PPP) 1 1.10 (Credit Discount & ex. PPP ) 1 1.12 (Credit Discount & ex. PPP) 1 2018Y 2019Y 2020Y 2021Y 2022Q1 446 264 166 243 568 2018Y 2019Y 2020Y 2021Y 2022Q1

16 Strong Core Deposit Base Source: Company documents; Financial data as of March 31, 2022 • Non - time deposits of $1.7B, which represents 86% of total deposits • 0.19% cost of total deposits in first quarter 2022 • Noninterest - bearing deposits were $552M, and represents 28.2% of total deposits 2022Q1 Total Deposits: $1,961M Deposits Type 3/31/2022 Balance % Total MMDA & Savings $685,064 34.9% Noninterest - Bearing Demand $552,255 28.2% Interest - Bearing Demand $423,339 21.6% Time <$250k $202,910 10.3% Jumbo Time $63,636 3.2% Brokered $33,748 1.7% Total $1,960,952 100.0% Dollars in Thousands MMDA & Savings 34.9% Noninterest - Bearing Demand 28.2% Interest - Bearing Demand 21.6% Time < $250k 10.3% Jumbo Time 3.2% Brokered 1.7%

Holding Company Capital Ratios

TCE / TA (%)


14.5
13.2
11.2
10.8
9.7
2018Y
2019Y
2020Y
2021Y
2022Q1

Leverage Ratio (%)


14.8
13.1
10.3
10.5
10.6
2018Y
2019Y
2020Y
2021Y
2022Q1

Tier 1 Capital Ratio (%)


23.2
19.2
15.6
15.2
15.2
2018Y
2019Y
2020Y
2021Y
2022Q1

Total RBC Ratio (%)


24.4
20.7
17.5
18.2
18.2
2018Y
2019Y
2020Y
2021Y
2022Q1

Source: Company Documents

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Bank Level Capital Ratios

Tier 1 Capital Ratio (%)


20.6
17.8
15.2
15.1
15.3
2018Y
2019Y
2020Y
2021Y
2022Q1

Leverage Ratio (%)


13.2
12.2
10.1
10.5
10.7
2018Y
2019Y
2020Y
2021Y
2022Q1

Total RBC Ratio (%)


21.8
18.8
16.0
16.0
16.2
2018Y
2019Y
2020Y
2021Y
2022Q1

Source: Company Documents

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19 Conclusion 158 - year - old institution with a strong market position Consistently strong profitability with diversified revenue streams Balanced loan portfolio with sound asset quality Stable, low - cost core deposit franchise Strong capital position to support growth strategy 1 2 3 4 5 Experienced management team with a proven track record of M&A 6

Thank You 20

Appendix 21

Consolidated Historical Balance Sheet

	At Year Ended			At Quarter Ended			
	2019Y	2020Y	2021Y	2021Q2	2021Q3	2021Q4	2022Q1
Assets ($000)							
Total Cash and Cash Due from Banks	35,202	101,857	104,948	208,860	198,995	104,948	114,346
Available for Sale Securities	346,723	349,332	517,679	391,881	437,857	517,679	532,913
Total Cash & Securities	381,925	451,189	622,627	600,741	636,852	622,627	647,259
Gross Loans Held for Investment	1,182,222	1,644,209	1,564,849	1,597,856	1,575,708	1,564,849	1,538,190
Loan Loss Reserve	(9,836)	(11,385)	(13,537)	(12,375)	(12,700)	(13,537)	(14,271)
Total Net Loans	1,172,386	1,632,824	1,551,312	1,585,481	1,563,008	1,551,312	1,523,919
OREO	2,886	1,338	684	1,332	1,374	684	531
Total Servicing Rights	1,277	1,689	2,329	2,116	2,247	2,329	2,429
Bank Premises and Equipment, Net	17,170	21,526	20,683	20,620	20,526	20,683	21,169
Bank-owned Life Insurance	18,641	30,096	30,669	30,391	30,530	30,669	30,804
Goodwill and Core Deposit Intangible, Net	28,388	56,356	55,821	56,088	55,955	55,821	55,711
Total Other Assets	31,472	44,082	43,523	42,294	44,404	43,523	48,549
Total Assets	1,654,145	2,239,100	2,327,648	2,339,063	2,354,896	2,327,648	2,330,371
Liabilities ($000)							
Non-Interest Bearing	285,904	465,332	521,206	525,592	521,561	521,206	552,255
Interest Bearing	966,756	1,355,137	1,403,854	1,391,217	1,418,580	1,403,854	1,408,697
Total Deposits	1,252,660	1,820,469	1,925,060	1,916,809	1,940,141	1,925,060	1,960,952
FHLB Borrowings	136,419	72,674	28,042	44,325	38,680	28,042	20,581
Senior and Subordinated Debt	6,500	16,553	47,710	47,637	47,673	47,710	47,748
Total Other Liabilities	14,114	29,648	25,431	26,159	29,000	25,431	24,882
Total Liabilities	1,409,693	1,939,344	2,026,243	2,034,930	2,055,494	2,026,243	2,054,163
Equity ($000)							
Equity, Excluding AOCI (1)	240,761	287,961	296,379	294,857	292,997	296,379	296,386
AOCI (1)	3,691	11,795	5,026	9,276	6,405	5,026	(20,178)
Total Equity	244,452	299,756	301,405	304,133	299,402	301,405	276,208
Total Liabilities and Equity	1,654,145	2,239,100	2,327,648	2,339,063	2,354,896	2,327,648	2,330,371

(1) Accumulated Other Comprehensive Income (Loss)

Source: Company Documents; Financial data as of March 31, 2022

22

23 Consolidated Historical Income Statement Source: Company documents; Financial data as of March 31, 2022 For the Year Ending, 3/31/2022 2019Y 2020Y 2021Y 2022Q1 Net Interest Income 54,488 67,565 77,939 20,332 Provision for Loan Losses 849 3,913 3,661 891 Trust Revenue 6,106 6,321 7,234 1,786 Brokerage and Insurance Revenue 1,433 1,486 1,860 522 Service Charge on Deposit Accounts 5,690 4,231 4,633 1,235 Interchange Revenue from Debit Card Transactions 2,754 3,094 3,855 963 Net Gains from Sales of Loans 924 5,403 3,428 382 Loan Servicing Fees, Net 100 (61) 694 210 Increase in Cash Surrender Value of Life Insurance 402 515 573 135 Other Noninterest Income 1,875 3,355 3,580 588 Total Noninterest Income 19,284 24,344 25,857 5,821 Compensation & Benefits 26,481 33,062 37,603 10,607 Total Noninterest Expense, Excluding Loss on Prepayment of Borrowings and Merger-Related Expenses 45,438 55,609 62,472 16,886 Realized Gain on Securities 23 169 24 2 Loss on Prepayment of Borrowings - 1,636 - - Merger-Related Expenses 4,099 7,708 - - Net Income before Taxes 23,409 23,212 37,687 8,378 Provision for Taxes 3,905 3,990 7,133 1,483 Net Income 19,504 19,222 30,554 6,895

Investment Portfolio Characteristics as of March 31, 2022 24 Securities Portfolio 1) Municipal portfolio credit quality information is summarized based on amortized cost values. Ratings are assigned to each security based on the lowest enhanced or underlying rating from Moody’s, S&P or Fitch. Source: Company documents; Financial data as of March 31, 2022 • Book Value: $558.9 Million • Market Value $532.9 Million • 100% of portfolio is investment grade • Debt securities issued by bank holding companies are summarized as follows: • 6 securities held with face amounts ranging from $3 million to $5 million • All issuers are publicly traded • All have fixed rates for 5 years, callable after 5 years (2025 - 2027), floating rates thereafter and maturing in 10 years (2030 - 2032) • 1 senior security with KBRA rating of A - • 2 subordinated securities with Egan - Jones ratings of A - • 1 subordinated security with KBRA rating of BBB • 2 subordinated securities with KBRA ratings of BBB - Composite Quality (%) Current AAA 19% Prerefunded 5% AA 68% A 8% NR Municipal Portfolio Characteristics as of March 31, 2022 1 Municipal 40% Agency MBS 44% US Treasuries 7% US Government Agencies 4% Bank Holding Company Debt Securities 5%

Securities Portfolio, continued

The composition of the available-for-sale debt securities portfolio at March 31, 2022, December 31, 2021 and December 31, 2020 is as follows:

(In Thousands)	March 31, 2022		December 31, 2021		December 31, 2020	
	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Obligations of the U.S. Treasury	$38,152	$36,494	$25,058	$24,912	$12,184	$12,182
Obligations of U.S. Government agencies	24,455	23,408	23,936	24,091	25,349	26,344
Bank holding company debt securities	24,942	24,043	18,000	17,987	0	0
Obligations of states and political subdivisions:						
Tax-exempt	149,140	143,633	143,427	148,028	116,427	122,401
Taxable	73,732	69,629	72,182	72,765	45,230	47,452
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:						
Residential pass-through securities	112,122	106,568	98,048	98,181	36,853	38,176
Residential collateralized mortgage obligations	45,628	43,868	44,015	44,247	56,048	57,467
Commercial mortgage-backed securities	90,682	85,270	86,926	87,468	42,461	45,310
Total Available-for-Sale Debt Securities	$558,853	$532,913	$511,592	$517,679	$334,552	$349,332
Aggregate Unrealized (Loss) Gain		($25,940)		$6,087		$14,780
Aggregate Unrealized (Loss) Gain as a % of Amortized Cost		-4.6%		1.2%		4.4%
Market Yield on 5-Year U.S. Treasury Obligations (a)		2.42%		1.26%		0.36%

(a) Source: Treasury.gov (Daily Treasury Par Yield Curve Rates)

The unrealized decrease in fair value of the portfolio in the first quarter 2022 was consistent with the significant increase in interest rates. Management reviewed the Corporation’s holdings as of March 31, 2022 and concluded there were no credit-related declines in fair value and that the unrealized losses on all of the securities in an unrealized loss position are considered temporary.

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Asset-sensitive Interest Rate Risk Profile

Citizens & Northern uses a simulation model to calculate the potential effects of interest rate fluctuations on net interest income and the market value of portfolio equity. The model makes estimates, at each level of interest rate change, regarding cash flows from principal repayments on loans and mortgage-backed securities and call activity on other investment securities. Actual results could vary significantly from these estimates, which could result in significant differences in the calculations of projected changes in net interest income and market value of portfolio equity.

As shown in the table below, C&N models as asset-sensitive.

March 31, 2022 Data
(In Thousands)

Period Ending March 31, 2023					
Basis Point Change in Rates	Interest Income	Interest Expense	Net Interest Income (NII)	NII % Change	NII Risk Limit
+400	$101,995	$17,804	$84,191	19.5%	25.0%
+300	95,469	14,798	80,671	14.5%	20.0%
+200	89,022	11,793	77,229	9.6%	15.0%
+100	82,584	8,788	73,796	4.7%	10.0%
0	76,265	5,783	70,482	0.0%	0.0%
-100	72,037	4,664	67,373	-4.4%	10.0%
-200	69,795	4,238	65,557	-7.0%	15.0%

Market Value of Portfolio Equity at March 31, 2022			
Basis Point Change in Rates	Present Value Equity	Present Value % Change	Present Value Risk Limit
+400	$498,635	10.0%	50.0%
+300	488,691	7.8%	45.0%
+200	478,667	5.6%	35.0%
+100	466,970	3.0%	25.0%
0	453,227	0.0%	0.0%
-100	435,057	-4.0%	25.0%
-200	409,709	-9.6%	35.0%

26

Reconciliation of GAAP to Non-GAAP Measure

($000s)	For the Year Ended December 31, 2018	2019	2020	2021	Three Months Ended 6/30/2021	9/30/2021	12/31/2021	3/31/2022
Income Before Taxes (GAAP)	$26,263	$23,409	$23,212	$37,687	$8,840	$8,965	$8,985	$8,378
Less: Income Tax Provision	($4,250)	($3,905)	($3,990)	($7,133)	($1,780)	($1,566)	($1,677)	($1,483)
Net Income (GAAP)	**$22,013**	**$19,504**	**$19,222**	**$30,554**	**$7,060**	**$7,399**	**$7,308**	**$6,895**
GAAP diluted earnings per share	$1.79	$1.46	$1.30	$1.92	$0.44	$0.47	$0.46	$0.44
Plus: Merger Related Expenses (1)	$0	$3,270	$6,134	$0	$0	$0	$0	$0
Plus: Loss on Prepayment of Borrowings (1)	$0	$0	$1,292	$0	$0	$0	$0	$0
Less: Gain on Restricted Equity Security (1)	($1,834)	$0	$0	$0	$0	$0	$0	$0
Net Loss (Gain) on Available-for-Sale Debt Securities (1)	$228	($18)	($134)	($19)	($2)	($18)	$1	($2)
Core Net Income (Non-GAAP)	**$20,407**	**$22,756**	**$26,514**	**$30,535**	**$7,058**	**$7,381**	**$7,309**	**$6,893**
Core diluted earnings per common share	$1.66	$1.70	$1.79	$1.92	$0.44	$0.47	$0.46	$0.44
Core net income, as calculated above	$20,407	$22,756	$26,514	$30,535	$7,058	$7,381	$7,309	$6,893
Average Assets	1,276,140	1,540,469	2,009,825	2,319,234	2,331,751	2,355,911	2,345,060	2,325,486
Average Equity	187,895	229,446	273,351	301,226	301,653	302,847	300,490	294,254
Core ROAA	**1.60%**	**1.48%**	**1.32%**	**1.32%**	**1.21%**	**1.25%**	**1.25%**	**1.19%**
Core ROAE	**10.86%**	**9.92%**	**9.70%**	**10.14%**	**9.36%**	**9.75%**	**9.73%**	**9.37%**

($000s)	For the Year Ended December 31, 2018	2019	2020	2021	Three Months Ended 6/30/2021	9/30/2021	12/31/2021	3/31/2022
Total Noninterest Expense	$39,486	$49,537	$64,953	$62,472	$15,399	$15,346	$16,018	$16,886
Less: Merger-Related Expenses	$328	$4,099	$7,708	$0	$0	$0	$0	$0
Less: Loss on Prepayment of Borrowings	$0	$0	$1,636	$0	$0	$0	$0	$0
Operating Expense	**$39,158**	**$45,438**	**$55,609**	**$62,472**	**$15,399**	**$15,346**	**$16,018**	**$16,886**
Total Net Interest Income (2)	$47,004	$55,532	$68,545	$79,074	$18,949	$19,751	$20,018	$20,634
Plus: Noninterest Income	$18,597	$19,284	$24,344	$25,857	$6,300	$6,359	$6,416	$5,821
Operating Revenue	**$65,601**	**$74,816**	**$92,889**	**$104,931**	**$25,249**	**$26,110**	**$26,434**	**$26,455**
Efficiency Ratio	**59.69%**	**60.73%**	**59.87%**	**59.54%**	**60.99%**	**58.77%**	**60.60%**	**63.83%**

(1) Income tax has been allocated based on a marginal income tax rate of 21%. The effect on the income tax provision is adjusted for the estimated nondeductible portion of merger expenses.
(2) Annualized returns on tax-exempt securities and loans are presented on a fully taxable-equivalent basis using a 21% marginal income tax rate.
Note: Core ROAA and Core ROAE shown on an annualized basis
Source: Company documents; Financial data as of March 31, 2022

27

28 Reconciliation of GAAP to Non - GAAP Measure Source: Company documents; Financial data as of March 31, 2022 At Year Ended December 31, At Quarter Ended ($000s) 2018 2019 2020 2021 3/31/2022 Nonperforming Assets: Purchased Credit Impaired Loans $0 $441 $6,841 $6,558 $3,983 Other Nonaccrual Loans 13,113 8,777 14,575 12,441 10,962 Total Nonaccrual Loans 13,113 9,218 21,416 18,999 14,945 Total Loans Past due 90 days or More and Still Accruing 2,906 1,207 1,975 2,219 3,429 Total Nonperforming Loans 16,019 10,425 23,391 21,218 18,374 Foreclosed Assets Held for Sale (real estate) 1,703 2,886 1,338 684 531 Total Nonperforming Assets $17,722 $13,311 $24,729 $21,902 $18,905 Total Nonperforming Assets, Excluding Purchased Credit Impaired Loans $17,722 $12,870 $17,888 $15,344 $14,922 Total Nonperforming Loans as a % of Loans 1.94% 0.88% 1.42% 1.36% 1.19% Total Nonperforming Assets as a % of Assets 1.37% 0.80% 1.10% 0.94% 0.81% Total NPAs Excluding Purchased Credit Impaired Loans as a % of Assets 1.37% 0.78% 0.80% 0.66% 0.64%

Reconciliation of GAAP to Non-GAAP Measure

($000s)	At Year Ended December 31, 2018	2019	2020	2021	Three Months Ended 6/30/2021	9/30/2021	12/31/2021	3/31/2022
Total Gross Loans	$827,563	$1,182,222	$1,644,209	$1,564,849	$1,597,856	$1,575,708	$1,564,849	$1,538,190
Less: Pay Check Protection Loans (PPP)	$0	$0	$132,269	$26,864	$110,311	$62,728	$26,864	$12,377
Total Loans ex. PPP	**$827,563**	**$1,182,222**	**$1,511,940**	**$1,537,985**	**$1,487,545**	**$1,512,980**	**$1,537,985**	**$1,525,813**
Loan Loss Reserves	$9,309	$9,836	$11,385	$13,537	$12,375	$12,700	$13,537	$14,271
Loan Loss Reserves / Total Gross Loans	**1.12%**	**0.83%**	**0.69%**	**0.87%**	**0.77%**	**0.81%**	**0.87%**	**0.93%**
Loan Loss Reserves / Total Gross Loans ex. PPP	**1.12%**	**0.83%**	**0.75%**	**0.88%**	**0.83%**	**0.84%**	**0.88%**	**0.94%**
Total Credit Discount	**$0**	**$1,216**	**$5,979**	**$3,335**	**$4,502**	**$3,836**	**$3,335**	**$2,783**
Loan Loss Reserves, as shown above	$9,309	$9,836	$11,385	$13,537	$12,375	$12,700	$13,537	$14,271
Plus: Total Credit Discount	$0	$1,216	$5,979	$3,335	$4,502	$3,836	$3,335	$2,783
Loan Loss Reserves (incl. Credit Discount)	**$9,309**	**$11,052**	**$17,364**	**$16,872**	**$16,877**	**$16,536**	**$16,872**	**$17,054**
Loan Loss Reserves (incl. Credit Discount) / Total Gross Loans	**1.12%**	**0.93%**	**1.06%**	**1.08%**	**1.06%**	**1.05%**	**1.08%**	**1.11%**
Loan Loss Reserves (incl. Credit Discount) / Total Gross Loans ex. PPP	**1.12%**	**0.93%**	**1.15%**	**1.10%**	**1.13%**	**1.09%**	**1.10%**	**1.12%**

Source: Company documents; Financial data as of March 31, 2022

29

Reconciliation of GAAP to Non-GAAP Measure

Holding Company Tangible Common Equity ($000)	At Year Ended				At Quarter Ended			
	12/31/2018	12/31/2019	12/31/2020	12/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022
Stockholders' Equity (GAAP)	$197,368	$244,452	$299,756	$301,405	$304,133	$299,402	$301,405	$276,208
Less: Intangible Assets	11,951	29,635	56,356	55,821	56,088	55,955	55,821	55,711
Tangible Common Equity (Non-GAAP)	**$185,417**	**$214,817**	**$243,400**	**$245,584**	**$248,045**	**$243,447**	**$245,584**	**$220,497**
Total Number of Shares Outstanding	12,319	13,716	15,912	15,759	15,958	15,750	15,759	15,719
Tangible Book Value Per Share	**$15.05**	**$15.66**	**$15.30**	**$15.58**	**$15.54**	**$15.46**	**$15.58**	**$14.03**

Holding Company Tangible Assets ($000)	For the Year Ended				For the Quarter Ended			
	12/31/2018	12/31/2019	12/31/2020	12/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022
Assets (GAAP)	$1,290,893	$1,654,145	$2,239,100	$2,327,648	$2,339,063	$2,354,896	$2,327,648	$2,330,371
Less: Intangible Assets	11,951	29,635	56,356	55,821	56,088	55,955	55,821	55,711
Tangible Assets (Non-GAAP)	**$1,278,942**	**$1,624,510**	**$2,182,744**	**$2,271,827**	**$2,282,975**	**$2,298,941**	**$2,271,827**	**$2,274,660**

Bank Level Tangible Common Equity ($000)	For the Year Ended				For the Quarter Ended			
	12/31/2018	12/31/2019	12/31/2020	12/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022
Total Equity Capital (GAAP)	$174,795	$228,413	$292,455	$298,797	$296,871	$297,218	$298,797	$276,693
Less: Intangible Assets	13,355	30,912	58,153	58,150	58,204	58,202	58,150	58,140
Plus: Intangible Assets: Mortgage Servicing	1,404	1,277	1,689	2,329	2,116	2,247	2,329	2,429
Tangible Common Equity (Non-GAAP)	**$162,844**	**$198,778**	**$235,991**	**$242,976**	**$240,783**	**$241,263**	**$242,976**	**$220,982**

Bank Level Tangible Assets ($000)	For the Year Ended				For the Quarter Ended			
	12/31/2018	12/31/2019	12/31/2020	12/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022
Assets (GAAP)	$1,276,156	$1,638,285	$2,222,478	$2,311,213	$2,322,407	$2,338,322	$2,311,213	$2,314,317
Less: Intangible Assets	13,355	30,912	58,153	58,150	58,204	58,202	58,150	58,140
Plus: Intangible Assets: Mortgage Servicing	1,404	1,277	1,689	2,329	2,116	2,247	2,329	2,429
Tangible Assets (Non-GAAP)	**$1,264,205**	**$1,608,650**	**$2,166,014**	**$2,255,392**	**$2,266,319**	**$2,282,367**	**$2,255,392**	**$2,258,606**

Source: Company documents; Financial data as of March 31, 2022

30